UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2015

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2015, Teresa A. Rosengarten resigned her position as Secretary of Baylake Corp., a Wisconsin corporation (“Baylake”) and Chief Risk Officer of Baylake Bank (the “Bank”), a subsidiary of Baylake.  While Ms. Rosengarten will no longer provide services to Baylake or the Bank, her separation of employment from Baylake and the Bank will be effective on March 15, 2015.  Ms. Rosengarten’s duties are currently expected to be reassigned to other officers and employees of the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2015

BAYLAKE CORP.

By:  /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Senior Vice President and Chief Financial

Officer

3